Exhibit 10.17 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS. Supplemental Agreement No. 15 to Purchase Agreement No. 03776 between The Boeing Company and United Airlines, Inc. Relating to Boeing Model 737 *** Aircraft THIS SUPPLEMENTAL AGREEMENT, entered into as of February 26, 2021, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-15); WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; and WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer to (i) revise scheduled delivery of certain Aircraft; and (ii) revise certain promotional support elements; and WHEREAS, Boeing and Customer agree to (i) add the remaining 737-*** Aircraft to the Open Configuration Matters letter; and (ii) *** 737-*** Aircraft for *** 737-*** Aircraft as follows: Manufacturer Serial Number* 737-*** Aircraft Delivery Month at January 1, 2021 737-*** Aircraft Delivery Month Commencing with SA-15 to Purchase Agreement *** *** *** *** * Manufacturer Serial Numbers are subject to change NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows: 1. Table of Contents . The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-15”). 2. Tables. 2.1 Table 1.1 entitled “Follow-On 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached Table 1.1 (identified by “SA-15”) to revise for *** 737-*** Aircraft to such table. UAL-PA-03776 SA-15, Page 1 BOEING / UNITED AIRLINES, INC. PROPRIETARY �               !"#"$%%% &'()(*+, -./'0.(12 -.3)('4,'562 7('). *68%%%9     :    ;       < = : !� >?@  A   A : =      =      !"#"$%%% &'()(*+, -./'0.(12 -.3)('4,'562 7('). *68%%%9     :    ;       < = : !� >?@  A   A : =      =  BBB >BBB   = =     C  C  D C> >>C >EF  !G H   >BBB   =?      :    ; D C> >>C >EF   !G H   >BBB  >BBB   =? < = : !� >?@   >BBB   =     C  D C> >>C >EF  !   � ?     :    ; D C> >>C >EFE < = : !� >?@  A        E H E  =;      A =   =;IG    F=  F  F=        F=   !  ?<@ G   <@  <@  <A@  E J E<A@   !  K   K      ?�  LM L F=   !       ?<@  <@     !      ?�  LM LL F=   !  ?     !  K   K      ?C  D C> >>C >F  !BBB H  ? F=   !  ?   !  K   K      ?C  D C> >>C >E  �    LN? F=   !  ?     !  K   K      ?C  D C>C >EO  !P   BBB<C @? F=   !  ?   !  K   K      ?C  D C>C >EO  !P   BBB<C @? F=   !  ?   !  K   K      ?�         ! "# $$% �                 !"### $  ###  $% $   "& '  %    "& '  ! & ' (%     )*  ! "�  +  %,) "&       $-  ### - -  '   '  . / ### (  +! ###  $  $ !  & '  ! & '  ! . /  ### (  +! ###  $ $ !  & '  0   $ 1 !  $    !   2 ' ### &' !   $ ###  $   �  ###  $% "&      $-  ### -  -  '   '  . / ### (  +! ###  $ $ !  & '  !& '  ! . /  ###(  +! ###  $  $ !  & ' ! & ' (0  $ 1 !  $     !   2 '### & ' !   $###  $   �  ###  $%       ! "### $  ###  $%, $   "& ' %    "& '  ! & ' (%,) "###     $     ###  $  $ !  & '  $       $  !  $    % "###     $    ###  $  $ !  & ' ! & ' ( $      $ !  $    %*) 3$ (   4 !     $  ! '!  �   $   �     ! ' $  !!0  (  ! 4 -  - 5   $  2  '  &     -  ' !! !   6  1 !!     $  !   $ !  ! -     $ $  ! $###7874&79 3 934 &7  $  ! 2 ! 2 $  -  '1   � 0    :;<=>? @ A>=B<C D=EF=><GH =>IJ KE;KE=<BDEL �            !" #$%&!' (! ) & *+ !,- !#.// 0  1 2   // 3 4 1 4  �5    �5   0  1 2   3 4 1 4   54    54    67578  9:5; <5  54 4=5> 85 5  ?>5 @5 @5A 17 7 � 7B   C  !" D (! ) & *+ !,- !#. %*%* &*'

�  � �  �      !!"#$  %&'()*&+ ",-.! %&'()*&/ 0%&'()*&1 02%&'()*&3 !! 42# %&'()*&� 5/567778","#$ 0!777 -69&*& :::;);%:::<=>=?@ABCD<EC=FGBCH>=<IA<JKGL=<>C?KM::: %&'&* ;);%:::<=>=?@ABCD<EC=FGBCH>=<IA<JKGL=<>C?KM::: %&'&* ;);%:::<=>=?@ABCD<EC=FGBCH>=<IA<JKGL=<>C?KM::: %&'NO  � 6 5/56777P7775/567778Q 8R  -6S6+ 5/567778Q 8R 6/ 5/567778Q 8R 61 5/567778Q 8R  -6963 5/567778Q 8R  -61T 8",UV2#!U#$ #W# LL �NO  � X 777!Y#2Z82!777X+ 777!Y#2Z82!7778 .5/567778 -69P %&'()*&T[X T[X\W#5/567778 -65T[X+ T[X\W#5/567778 -69Q- Q# 2-$$ \W# -69XX XR]!777%&'()*&-̂0 -,̂80 Q 2$ #_̂ 606̀/55a4T̂ Xb[Qbc4Xc4--630R 8/ de �B   G *L L � f TABLE OF CONTENTS, CONTINUED LETTER AGREEMENTS UAL-PA-03776-LA-1207637R3 *** Matters UAL-PA-03776-LA-1207638R2 *** UAL-PA-03776-LA-1207640 Demonstration Flight Waiver UAL-PA-03776-LA-1207643R3 Open Matters 737-*** and 737-*** Aircraft UAL-PA-03776-LA-1207646R4 Promotional Support UAL-PA-03776-LA-1207647 Seller Purchased Equipment UAL-PA-03776-LA-1207649 Spare Parts Initial Provisioning UAL-PA-03776-LA-1207650R4 Special Matters UAL-PA-03776-LA-1208055R1 *** UAL-PA-03776-LA-1208122 *** UAL-PA-03776-LA-1208123R1 *** Matters for 737-*** Aircraft UAL-PA-03776-LA-1208157R2 *** UAL-PA-03776-LA-1208234 Privileged and Confidential Matters UAL-PA-03776-LA-1208596R2 AGTA Matters UAL-PA-03776-LA-1208238 Assignment Matters UAL-PA-03776-LA-1208869R1 Delivery *** Matters UAL-PA-03784-LA-1207869 737 Production Adjustments UAL-PA-03776-LA-1606848R2 *** Special *** Aircraft UAL-PA-03776-LA-1703685 737-*** Aircraft *** UAL-PA-03776-LA-1703743 2017 *** UAL-PA-03776-LA-1703858R1 *** Program for the 737-*** Aircraft UAL-PA-03776 TABLE OF CONTENTS SA-15, Page 2 of 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY SA NUMBER SA-14 & SA-15 §3.1 SA-10 SA-15 SA-15 SA-15 §3.1 SA-10 & SA-15 §3.1 SA-7 SA-10 SA-9 SA-9 SA-13 SA-13 SA-9 SA-9 SA-9 SA-10 & SA-15 §3.1 *** Commitment for the §5.1.2 of SA-9 737-*** Aircraft UAL-PA-3776-LA-1801367 Loading of Customer Software SA-10 UAL-PA-3776-LA-1801619 Installation of Cabin Systems Equipment SA-10 UAL-PA-3776-LA-1807469 *** From *** for 737-*** Aircraft SA-11 UAL-PA-3776-LA-2001766R1 Certain Special Matters SA-14 �  �  �      !" #$%   # & '" #$(   % )& #*" #$(   '  #" #$(   ( & #$" #$*   * +,& -" #$*   ! ./, #!" #$*   -  !" #$!   0  (" #$!   $ )& (" #$-    , #(" #$-   # ./, #" #$-   % )/1 #$" #$#$   '  %$" #$#$�23345657894 :;556578 <= >? 5@;29;A BCD BEB>FGHIH$%!!* JKGL M+ NMJLJ H(" I % O %PQ RQ Q Q�D QS=   Q T Table 1.1 To Purchase Agreement No. 03776 ***737-*** Aircraft Delivery, Description, Price and *** Airframe Detail Model/MTOW: 737-*** *** pounds *** Specification: *** Airframe Price Engine Base Year/*** Model/Thrust: *** *** pounds *** Formula: *** *** Engine Price Base Year/*** Airframe Price: $*** Formula: *** *** *** Features: $*** Sub-Total of Airframe and Features: $*** Airframe *** Data: Engine Price (Per Aircraft): $*** Base Year Index (ECI): *** Aircraft Basic Price (Excluding BFE/SPE): $*** Base Year Index (CPI): *** Buyer Furnished Equipment (BFE) Estimate: $*** Seller Purchased Equipment (SPE) Estimate: $*** Deposit per Aircraft: $*** # of Aircraft Delivery Date Number of Aircraft *** Factor (Airframe) Manufacturer Serial Number Actual or Nominal Delivery *** * *** Estimate *** Base Price Per A/P Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): *** *** *** *** *** *** *** *** *** *** $*** $*** $*** $*** $*** Total in this Table: *** * Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof. Note: Serial Numbers are provided as guidance only and are subject to change. *** *** *** UAL-PA-03776 TABLE OF CONTENTS SA-15, Page 4 of 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1A To Purchase Agreement No. 03776 737-*** Aircraft Delivery, Description, Price and *** Airframe Detail Model/MTOW: 737-*** *** pounds *** Specification: *** Airframe Engine Price Base Year/*** Model/Thrust: *** *** pounds *** Formula: *** *** Engine Price Airframe Base Year/*** Price: $*** Formula: *** *** Optional Features: $*** Sub-Total of Airframe and Features: $*** Airframe *** Data: Engine Price (Per Aircraft): $*** Base Year Index (ECI): *** Aircraft Basic Price (Excluding BFE/SPE): $*** Base Year Index (CPI): *** Buyer Furnished Equipment (BFE) Estimate: $*** Seller Purchased Equipment (SPE) Estimate: $*** Deposit per Aircraft: $*** Actual or Nominal *** Per Aircraft (Amts. Delivery Due/*** Prior to *** *** * *** Estimate Delivery): Target Number Manufacturer # of *** Delivery Delivery of Factor Serial *** Base *** *** *** *** Aircraft Date Date Aircraft (Airframe) Number Price Per A/P *** *** *** *** *** *** *** *** *** *** *** *** Total: *** * Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof. Note: Serial Numbers above are provided as guidance only and are subject to change until delivery. *** *** *** UAL-PA-03776 TABLE OF CONTENTS SA-15, Page 5 of 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY Table 1B to Purchase Agreement No. 03776 737-*** Aircraft Delivery, Description, Price and *** Airframe Detail Model/MTOW: 737-*** *** pounds *** Specification: *** Airframe Engine Price Base Year/*** Model/Thrust: *** *** pounds *** Formula: *** *** Engine Price Airframe Base Year/*** Price: $*** Formula: *** *** *** Features: $*** Sub-Total of Airframe and Features: $*** Airframe *** Data: Engine Price (Per Aircraft): $*** Base Year Index (ECI): *** # of Aircraft Target Delivery Date Number of Aircraft *** Factor (Airframe) Manufacturer Serial Number Actual or Nominal Delivery **** *** Forecast *** Estimate *** Base Price Per A/P *** Per Aircraft (Amts. Due/*** Prior to Delivery): *** *** *** *** *** *** *** *** *** *** *** $*** $*** $*** $*** $*** Total: *** * Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737- *** and 737-*** Aircraft", including successors thereof. Note: Serial Numbers above are provided as guidance only and are subject to change until delivery. *** *** *** UAL-PA-03776 TABLE OF CONTENTS SA-15, Page 6 of 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY �     !"##$#"#$ %!&'()*+ *,'-'. * )($$$+/0*1 2 '(#333 &#333'*' 4%4'*1+'* ( ' 5$6789:;<=>?@9>>A>BCD/E�   6FG>HB@D &!&'()*6I8=CGA>9D'  2&333 '*' 46?H9:9<JCD�(' ' 6K>C>9?@9>>A>BCD &( &(+  (+'* ( ' ' (+(&/+&4&("' ' (  .(     (+'* ( ' �("' ' (+ '(&( &'  *(('"' ' !"##$#"#$ %& &L+M.  '&4 /E+'* ( ' (   &&.'44'(#333'*' 4N333#333'*' 4 &*+&&. 4333 ' ' *'  ( ./&4&)*(&'   & +( ' 'E', ' ( 2&#333 &#333 '*' 4&. ( (4E(1 '*' 4-.'*&+�(*&+&&.' 4 +( 'O(4E#333'*' 4 ' '.&&� /�(*&+&&.' 4#333'*' 4 ' '.&&� /4' +( 'O(( & '&*4 +' �(*&+&&.' E/ '.&&� /4' +( 'O(333E333P *4( /(*+&333&.'E&E(*(( 4   &.' 6QGAHB<RS>RHT>9UVGBC;D3335 ' 333 ''5  -.'24 +( 'O(4E##333'*' 4 &4'(#333'*' 4 ** & ' ' E '.&E'*E(*&+&&.' 4' *'*' 4E 5  -.'2(+** & ' 'N '.&&E.' '( '333E'( * O(333'   3335  -.'24#333'*' 4N '.&&4+''333!"##$#"#$ %#W 2 '(  FXYZQ[\]QẐYS?Z_KZQỲaZQIb7_X7_ZŶ ?_c �                                                                   ��!           """  #           $ """   """            #          %& '    """      �$       ()          *+*'**+*',*+*',--*+*'.*+*'�-    /   /  0 """  """      � &1 '2  #     34567689:;5<6=>?876;5@%        ' *+*'"""    *+*'"""   3A6589:;5<6=>?876;5@      '         B��    1         #          B���        )  *+*'""" *+*'"""                     #         %        ' *+*'"""           *+*'"""    ��C    &1 '�&1 '2 &1 'D  #                        3:>E7;FG?:;5<6=>?876;5:H85=GE@I��+J    !  &1%&�%& %&+          """I��2    """#   """#    K             """  #     """+  ! L   +�J   +        K     !  &1!�            '              !  &1!�                      M N'# '-+**O'N '�-*O2+J+! '�DP )  #   QRS4TUVWT4XSYZ4[\4TS]̂4T:_̀[R̀ [4SXZ[a

4. Special Provisions for the 737-*** Aircraft with *** Seats.

Delivery of Customer's first *** Boeing model 737-*** shall be part of *** for such configuration to be purchased by Customer under the Purchase Agreement and Purchase Agreement No. 04761 (***), the first of which will deliver no later than ***, unless the parties mutually agree otherwise. Additionally, Customer shall have *** subject to limitations as follows:

4.1 Customer's *** must be made by written notice to Boeing and is subject to Boeing's ***; and

4.2 Within *** calendar days of receipt of Customer's ***, Boeing shall provide Customer with *** the Purchase Agreement or Purchase Agreement No. 04761, as the context requires, ***, as follows:

4.2.1 in the case of ***;

4.2.2 in the case of ***.

Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

UAL-PA-03776-LA-1207643R3 SA-15
Open Matters Page 3
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By: /s/ Irma L. Krueger

Its: Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date: February 26, 2021

UNITED AIRLINES, INC.

By: /s/ Gerald Laderman

Its: Executive Vice President and
Chief Financial Officer

UAL-PA-03776-LA-1207643R3 SA-15
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BOEING/ UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

UAL-PA-03776-LA-1207646R4

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject: Promotional Support

Reference: Purchase Agreement No. 03776 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and United Airlines, Inc. (as assignee of United Continental Holdings, Inc.) (**Customer**) relating to Model 737 *** aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. **This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207646R3 dated December 12, 2018.** All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1. Definitions.

1.1 **Commitment Limit** shall have the meaning set forth in Article 2, below.

1.2 **Covered Aircraft** shall mean those Aircraft identified on Table 1, Table 1.1, Table 1A and Table 1B to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3 **Performance Period** shall mean the period beginning ***.

1.4 **Promotional Support** shall mean mutually agreed *** promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5 **Qualifying Third Party Fees** shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

2. Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** for the first Covered Aircraft delivered to Customer and not to exceed *** per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter. **For the avoidance of doubt, Customer may request payment of any or all of such Promotional Support prior to delivery of the first Covered Aircraft to Customer.**

3. Methods of Performance.

3.1 Subject to the Commitment Limit, Boeing will reimburse *** of Customer's payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees *** after the delivery of the first Covered Aircraft.

3.2 Notwithstanding the above, at Customer's request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above. Additionally, without duplication the parties agree that the sum of *** **Promo Support**) shall be available to Customer on a *** basis. For the avoidance of doubt, the *** Promo Support shall be spent on promotional activity selected at Customer's discretion and shall be made available within *** of the effective date of this Letter Agreement.

3.2.1 Without duplication, the parties further agree that the sum of *** (**2018 *** Promo Support**) shall be available to Customer on a *** basis. For the avoidance of doubt, the 2018 *** Promo Support shall be spent on promotional activity selected at Customer's discretion and shall be made available for payment within *** of presentation of invoices for Promotional Support.

3.3 In the event Customer does not (i) *** of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such *** Commitment Limit or to *** Customer for such Qualifying Third Party Fees, respectively.

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BOEING/UNITED AIRLINES, INC. PROPRIETARY

4. Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer's designated representative to review and approve the extent, selection, scheduling, and *** process for the Promotional Support to be provided pursuant to this Letter Agreement.

5. Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238 the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By: /s/ Irma L. Krueger

Its: Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date: February 26, 2021

UNITED AIRLINES, INC.

By: /s/ Gerald Laderman

Its: Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1207646R4 SA-15
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BOEING/UNITED AIRLINES, INC. PROPRIETARY